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                                                                           EX-10
NationsBank Business Credit
P. O. Box 3406
Atlanta, GA  30302-3406


NATIONSBANK

March 28, 1996

Syratech Corporation
175 McClellan Highway
East Boston, MA  02128

Attention:  E. Merle Randolph

       Amended and Restated Loan and Security Agreement dated as of November 30, 1994, as amended prior to the date hereof (the "Loan Agreement")

Ladies and Gentlemen:

We refer to the captioned Loan Agreement. Terms defined in the Loan Agreement are used as defined, unless otherwise defined herein.

You have advised us that Syratech Corporation intends to Acquire the assets of Farberware, Inc. ("Farberware"), a manufacturer of cookware. You have requested our consent to such Acquisition (which otherwise would constitute a breach of Section 11.4 of the Loan Agreement).

Upon and subject to the conditions of this letter, NationsBank, N.A. (South) (successor by merger to NationsBank of Georgia, N.A.) consents to the acquisition by Syratech of Farberware, and to the following modifications of the Loan Agreement:

1. Modification of Schedule 6.1(b) to reflect Farberware as a wholly owned Subsidiary of Syratech (see Section 6.1(b); and

2. Modification of Schedule 6.1(e) to reflect Farberware's business as "manufacture and distribution of cookware."

We are considering other changes in the structure of the financing arrangements under the Loan Agreement. We therefore advise you that, in light of such continuing discussions and in anticipation of a restructuring or refinancing of such arrangement very soon, we do not intend to request that Farberware execute and deliver a guaranty and security agreement or become party, as a "Borrower," to the Loan Agreement, as contemplated by Section 9.11 of the Loan Agreement, before April 15, 1996.
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If the foregoing, accurately reflects the understanding of the Borrowers, kindly evidence your acceptance of and agreement with the foregoing, the confirmation of the Security Interest as security for the Secured Obligations as modified hereby, and your understanding and agreement are hereby ratified and confirmed, by signing the enclosed duplicate of this letter in the space provided and returning it to the undersigned. The modifications to the Loan Agreement provided for in this letter will become effective upon our receipt of a fully executed copy of this letter.

Sincerely,

NATIONSBANK, N.A. (South)



By /s/ Angela Peterson Leake
   ----------------------------
       Angela Peterson Leake
       Assistant Vice President
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Accepted and Agreed this
28th day of March 1996.

                                          SYRATECH CORPORATION

                                          By:  /s/ E. Merle Randolph
                                              ----------------------------------
                                          Name:    E. Merle Randolph
                                          Title:   Vice President, Treasurer and
                                                   Chief Financial Officer
(CORPORATE SEAL)
Attest:
By:/s/ Faye A. Florence
   ------------------------
                  Secretary
                                          TOWLE MANUFACTURING COMPANY

                                          By:  /s/ E. Merle Randolph
                                              ----------------------------------
                                          Name:    E. Merle Randolph
                                          Title:   Vice President, Treasurer and
                                                   Chief Financial Officer
(CORPORATE SEAL)
Attest:
By: /s/ Faye A. Florence
   ------------------------
                  Secretary
                                          LEONARD FLORENCE
                                          ASSOCIATES, INC.

                                          By: /s/ E. Merle Randolph
                                              ----------------------------------
                                          Name:    E. Merle Randolph
                                          Title:   Vice President and Treasurer
(CORPORATE SEAL)
Attest:
By: /s/ Faye A. Florence
   ------------------------
                  Secretary
                                          WALLACE INTERNATIONAL
                                          SILVERSMITHS, INC.

                                          By: /s/ E. Merle Randolph
                                              ----------------------------------
                                          Name:    E. Merle Randolph
                                          Title:   Treasurer
(CORPORATE SEAL)
Attest:
By: /s/ Faye A. Florence
   ------------------------
                  Secretary
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                                          SYRATECH HOLDING CORPORATION

                                          By: /s/ Richard Freiman
                                              ----------------------------------
                                          Name:    Richard Freiman
                                          Title:   President
(CORPORATE SEAL)
Attest:
By:/s/ James Purcell
   ------------------------
        Assistant Secretary